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                    TERMINATION AND MUTUAL RELEASE AGREEMENT

         This TERMINATION AND Mutual Release Agreement (this "AGREEMENT") is entered into and effective as of March 31, 2004 by and between Home Interiors & Gifts, Inc., a Texas corporation (the "COMPANY"), on the one hand, and HI Cayman, L.P., a Cayman Islands exempted limited partnership ("HI CAYMAN"), and HI Senior Debt Partners, L.P., a Texas limited partnership ("HI SENIOR DEBT PARTNERS" and collectively with HI Cayman, the "SELLERS"), on the other hand.

                                    RECITALS

         WHEREAS, the parties hereto have agreed to release each other from certain obligations and liabilities for potential disputes, claims, and/or causes of action which have arisen or may have arisen between the Company, on the one hand, and any or all of the Sellers, on the other hand, prior to the date of this Agreement;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties, and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Termination. Subject to the express provisions of Section 4 of this Agreement, and except for the rights and obligations of the Sellers and the Company under Section 8 and, to the extent any rights or obligations exist pursuant to the express terms thereof, Section 5(c) of the Securities Exchange Agreement, which rights and obligations, if any, shall not be affected by this Agreement except as set forth in the penultimate sentence of Section 4 of this Agreement, the Securities Exchange Agreement is, and all rights and obligations of the parties thereto under the Securities Exchange Agreement, hereby are, terminated without any further liability or obligation of the Sellers or the Company thereunder; provided that the representations and warranties in Sections 3 and 4 and any and all other provisions of the Securities Exchange Agreement shall survive to the extent necessary to allow the Company and the Sellers to enforce their respective rights under Section 8 and, to the extent any rights and obligations exist pursuant to the express terms thereof, Section 5(c) of the Securities Exchange Agreement (subject to the penultimate sentence of Section 4 of this Agreement).

         2. Release by the Company.

                  (a) Except as expressly provided in Section 4 of this Agreement, the Company, for and on behalf of the Company and each director, officer, employee, agent, representative, shareholder (or other equity holder), controlled affiliate (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")), attorney, and accountant of the Company (including, without limitation, any employee, agent, representative, heir, assign, trustee, beneficiary, or executor of any of the foregoing) (each, a "COMPANY RELEASING PARTY," and, collectively, the "COMPANY RELEASING PARTIES"), does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge each Seller, and each director, officer, employee, agent, representative, partner (or other equity holder), controlled affiliate (as such term is defined in Rule 405 promulgated under the Securities Act), attorney, and accountant of such Seller (including, without limitation, any employee, agent, representative, heir, assign, trustee, beneficiary, or executor of any of the foregoing) (each, a "SELLER RELEASED PARTY," and, collectively, the "SELLER RELEASED PARTIES"), from any and all claims, counterclaims, charges, complaints, set-offs, demands, remedies, suits, proceedings, causes of action, orders, obligations, contracts, agreements, debts, costs, expenses, losses,


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         damages, and liabilities of any kind, at common law, statutory or otherwise, whether known or unknown, whether mature or unmatured, whether absolute or contingent, whether direct or derivative, whether suspected or unsuspected, whether liquidated or unliquidated, existing or arising as of the date of this Agreement (each, a "CLAIM," and, collectively, the "CLAIMS") which the Company or any other Company Releasing Party may have had or may now have directly or derivatively against any or all of the Seller Released Parties with respect or related to, resulting from, based upon, or arising out of any event, act, or omission, negligence or fault of any or all of the Seller Released Parties that has existed or occurred (or is alleged to have existed or occurred) on or prior to the date of this Agreement.

                  (b) Except as expressly provided in this Agreement, the Company, for and on behalf of the Company and each other Company Releasing Party, does hereby irrevocably waive and covenant and agree to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting, or causing to be commenced any legal or equitable proceeding or action of any kind, against any or all of the Seller Released Parties based upon any matter released or purported to be released hereby.

                  (c) The Company, for and on behalf of the Company and each other Company Releasing Party, does hereby acknowledge, understand, and agree that the execution of this Agreement does not constitute in any manner whatsoever an admission (i) of liability on the part of any party hereto for any matter(s) covered by this Agreement, and that such liability is specifically denied or (ii) that any rights or Claims of any party with respect to the Excluded Existing Rights (as defined in Section 4 of this Agreement) continue beyond the date hereof, and this Agreement shall not be deemed nor admissible as evidence of the existence of any such rights or Claims.

         3. Release by the Seller Parties.

                  (a) Except as expressly provided in Section 4 of this Agreement, each Seller, for and on behalf of such Seller and each other Seller Released Party (each, a "SELLER RELEASING PARTY," and, collectively, the "SELLER RELEASING PARTIES"), does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge the Company and each other Company Releasing Party (each, a "COMPANY RELEASED PARTY," and, collectively, the "COMPANY RELEASED PARTIES"), from any and all Claims which such Seller or any other Seller Releasing Party may have had or may now have directly or derivatively against any or all of the Company Released Parties with respect or related to, resulting from, based upon, or arising out of any event, act, or omission, negligence or fault of any or all of the Company Released Parties that has existed or occurred (or is alleged to have existed or occurred) on or prior to the date of this Agreement.

                  (b) Except as expressly provided in this Agreement, each Seller, for and on behalf of such Seller and each other Seller Releasing Party, does hereby irrevocably waive and covenant and agree to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting or causing to be commenced any legal or equitable proceeding or action of any kind, against any or all of the Company Released Parties based upon any matter released or purported to be released hereby.

                  (c) Each Seller, for and on behalf of such Seller and each other Seller Releasing Party, does hereby acknowledge, understand, and agree that the execution of this Agreement does not constitute in any manner whatsoever an admission of liability on the part of any party hereto for any matters covered by this Agreement, and that such liability is specifically denied.

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         4. Excluded Existing Rights and Obligations. Notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement shall not impair or diminish any right or obligation of any party hereto, nor shall anything in this Agreement operate as a release of any Claim that any party hereto may have against any other party hereto, (a) pursuant to that certain Stock Purchase Agreement dated as of the date hereof by and among the Company and the Sellers (the "STOCK PURCHASE AGREEMENT"), (b) pursuant to
Section 5(c) or Section 8 of that certain Securities Exchange Agreement dated as of July 16, 2001 among the Company and the Sellers (the "SECURITIES EXCHANGE AGREEMENT"), or any or all representations or warranties in Section 3 or 4, or any or all other provisions, of the Securities Exchange Agreement, in each case, necessary to allow the Company and the Sellers to enforce their respective rights under Section 5(c) and 8 of the Securities Exchange Agreement (the matter(s) described in this clause (b) may be referred to in this Agreement, together with the matter(s) described in clause (a) of this Section 3, as the "EXCLUDED EXISTING RIGHTS"), or (c) based upon or arising out of any event, act, or omission, negligence or fault of any party hereto that occurred (or is alleged to have occurred) after the date of this Agreement. Notwithstanding anything in this Agreement (including, without limitation, this Section 4), the Stock Purchase Agreement, or the Securities Exchange Agreement to the contrary, no Seller shall individually, and the Sellers shall not collectively, be obligated to indemnify the Company for any individual or aggregate Indemnified Tax(es) (as defined in the Securities Exchange Agreement) (i) in excess of $16,000,000 or (ii) after September 16, 2005 (the "END DATE"); provided, however, that, if the Company's statute of limitations for assessing federal income tax for the Company's 2001 calendar year (the "2001 STATUTE OF LIMITATIONS") expires, extends, or is extended, for any reason, on or to any date after the End Date, the End Date shall also extend or be extended through the date that the 2001 Statute of Limitations expires, extends, or is extended, provided, however, that the Company will not voluntarily enter into an Agreement to extend, or otherwise agree to extend the, 2001 Statute of Limitations unless, at the time of such extension, the U.S. Internal Revenue Service is conducting an audit of the Company or has notified the Company of its intent to conduct an audit and has requested that the Company extend the 2001 Statute of Limitations, and in such event the extension agreed to by the Company shall not extend beyond any period requested by the IRS. The Company shall provide written notice to each Seller of any extension of the 2001 Statute of Limitations.

         5. No Creation of Rights or Obligations. The Company and Sellers acknowledge and agree that nothing contained in this Agreement is intended, and shall not be interpreted or construed, to create or impose upon any person any rights or obligations under the Securities and Exchange Agreement that otherwise would not exist under the Securities and Exchange Agreement (except for rights as set forth in the penultimate sentence of Section 4 of this Agreement), and that the survival and reservation of rights set forth in Sections 1 and 4 of this Agreement are intended, and shall be construed, to preserve any rights under Section 5(c) and 8 of the Securities Exchange Agreement to the extent such rights otherwise would exist in the absence of this Agreement, except as set forth in the penultimate sentence of Section 4 of this Agreement.

         6. Entire Agreement; No Reliance on Other Statements and Binding Effect. This Agreement (together with the Excluded Existing Rights and the documents and instruments referenced herein and delivered pursuant to and in accordance with this Agreement) (a) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and (b) supersedes, terminates, and replaces any and all other previous agreements and understandings of the parties hereto with respect to the subject matter hereof, both oral and written, including, without limitation, the Securities Exchange Agreement (except for the Excluded Existing Rights relating to the Securities Exchange Agreement and except as otherwise provided in this Agreement, including, without limitation, in Section 4 of this Agreement). No agreement, understanding, promise, inducement, statement, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto with respect to the subject matter hereof which

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is not embodied in this Agreement (or the Excluded Existing Rights) and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and the Company Released Parties, Company Releasing Parties, Seller Released Parties, and Seller Releasing Parties, any rights, remedies, obligations, or liabilities under or by reason of this Agreement and no person or entity who is not a party to this Agreement, other than the Company Released Parties, Company Releasing Parties, Seller Released Parties, and Seller
Releasing Parties may rely on the terms hereof.

         7. Amendment; Assignment. This Agreement may only be amended, modified, rescinded, waived, or terminated by a written agreement signed by each of the parties hereto. No party to this Agreement may assign the respective rights or obligations of such party or delegate the respective obligations of such party hereunder without the prior written consent of the other parties hereto. Any such attempted assignment shall be null and void ab initio.

         8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles.

         9. Severability; Section Headings. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Termination and Mutual Release Agreement effective as of the date first written above.

                                 HOME INTERIORS & GIFTS, INC.

                                 By:    /s/ Michael D. Lohner
                                        ---------------------------------------
                                 Name:  Michael D. Lohner
                                 Title: President and Chief Executive Officer

                                 HI CAYMAN, L.P.

                                 By:    HI CAYMAN GP, LTD.
                                        Its general partner

                                 By:    /s/ David W. Knickel
                                        ---------------------------------------

                                 Name:  David W. Knickel
                                 Title: Vice President, Treasurer and Secretary


                                 HI SENIOR DEBT PARTNERS, L.P.

                                 By:    HI SENIOR DEBT PARTNERS GP, LLC
                                        Its general partner

                                 By:    /s/ David W. Knickel
                                        ---------------------------------------
                                 Name:  David W. Knickel
                                 Title: Vice President, Treasurer and
                                        Secretary

     [SIGNATURE PAGE NO. 1 OF 1 TO TERMINATION AND MUTUAL RELEASE AGREEMENT]


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